OTHER INCOME (EXPENSE), NET (Tables)	12 Months Ended
Dec. 31, 2025
Notes and other explanatory information [abstract]
SCHEDULE OF OTHER INCOME, NET
	2025	2024	2023
	USD	USD	USD

Gain (loss) on disposal of property, plant and equipment	62,692	93	(18,873)
Gain on lease modification	-	-	703
Others	5,100	(10,009)	37,720
Total	67,792	(9,916)	19,550